UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-32835
(Commission File Number)

33-0956433
(IRS Employer Identification No.)

39 Jerusalem St.
Kiryat Ono 55423 Israel
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 972 3 7382616

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 20, 2006, GammaCan International, Inc. (the “Company”) received a loan in the aggregate principal amount of $350,000 from Professional Trading Services SA.

In connection with this loan the Company issued a convertible promissory note, which bears interest at 8% and matures on November 20, 2007. At the discretion of the lender, in the event that the Company debt or equity financing during the 12 month period following the issuance of the note, the principal and interest due under the note is convertible on the same terms as such financing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	8% Convertible Promissory Note issued November 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMMACAN INTERNATIONAL, INC.

By:	/s/ Patrick Schnegelsberg
Patrick Schnegelsberg Chief Executive Officer

Date: November 22, 2006